                                                                  EXHIBIT 10.4.3

                                THIRD AMENDMENT
                                ---------------

     THIS THIRD AMENDMENT (this "Amendment") is made and entered into as of this

31st day of March, 2000, by and among KNOLOGY HOLDINGS, INC., a Delaware
----
corporation, as Guarantor, certain Subsidiaries of the Guarantor identified on the signature pages hereto (excluding KNOLOGY of Georgia, Inc.), as borrowers (collectively, the "Borrowers"), the Lenders referred to in the Credit Agreement defined below, and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders.

                              Statement of Purpose
                              --------------------

     The Lenders agreed to extend certain credit facilities to the Borrowers pursuant to the Credit Agreement dated as of December 22, 1998 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement") by and among the Borrowers, the Guarantor, the Lenders and the Administrative Agent. All capitalized terms used and not defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

     The Borrowers have requested certain amendments to the financial covenants contained in the Credit Agreement as set forth more fully below.

     Subject to the terms and conditions hereof, the Administrative Agent and the Lenders are willing to agree to such amendments.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Amendments to Article IX.
          -------------------------

          a. Section 9.4(a) is hereby amended by (i) deleting the number "127,800" opposite the date 3/31/00 in the table set forth therein and inserting the number "116,500" therefor and (ii) deleting the number "141,000" opposite the date 6/30/00 in the table set forth therein and inserting the number "125,500" therefor; and

          b. Section 9.4(b) is hereby amended by (i) deleting the number "40.22" opposite the date 3/31/00 in the table set forth therein and inserting the number "38.85" therefor and (ii) deleting the number "40.91" opposite the date 6/30/00 in the table set forth therein and inserting the number "38.85" therefor.

     2.   Conditions. The effectiveness of this Amendment shall be conditioned
          -----------
upon the delivery to the Administrative Agent of this Amendment executed by the Administrative Agent, the

Borrowers, the Guarantor and the Required Lenders.

     3.  Effect of Amendment. Except as expressly amended hereby, the Credit
         --------------------
Agreement and Loan Documents shall be and remain in full force and effect. The amendment granted in this Amendment is specific and limited and shall not constitute any further amendment of the Credit Agreement or a modification, acceptance or waiver of any other provision of or default under the

Credit Agreement or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

     4.  Representations and Warranties/No Default. By its execution hereof, the
         ------------------------------------------
Borrowers hereby certify that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Credit Agreement or any other Loan Document, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof (and after giving effect hereto) no Default or Event of Default has occurred and is continuing.

     5.  Expenses. The Borrowers shall pay all reasonable out-of-pocket expenses
         ---------
of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     6.  Governing Law. This Amendment shall be governed by and construed in
         --------------
accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

     7.  Counterparts. This Amendment may be executed in separate counterparts,
         -------------
each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.


[CORPORATE SEAL]              KNOLOGY OF COLUMBUS, INC., as Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------



[CORPORATE SEAL]              KNOLOGY OF MONTGOMERY, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------


[CORPORATE SEAL]              KNOLOGY OF PANAMA CITY, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------

[CORPORATE SEAL]              KNOLOGY OF AUGUSTA, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------

[CORPORATE SEAL]              KNOLOGY OF CHARLESTON, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------

[CORPORATE SEAL]              KNOLOGY OF SOUTH CAROLINA, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------


[CORPORATE SEAL]              KNOLOGY OF ALABAMA, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------


[CORPORATE SEAL]              KNOLOGY OF FLORIDA, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------


[CORPORATE SEAL]              KNOLOGY OF HUNTSVILLE, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------


[CORPORATE SEAL]              KNOLOGY OF BATON ROUGE, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------

                          [Signature Pages Continue]

[CORPORATE SEAL]              KNOLOGY OF LOUISIANA, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------

[CORPORATE SEAL]              KNOLOGY OF TENNESSEE, INC., as
                              Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------

[CORPORATE SEAL]              TTE, INC., as Borrower


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------

                              By:
                                  ----------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------


                           [Signature Pages Continue]

[CORPORATE SEAL]              KNOLOGY HOLDINGS, INC., as
                              Guarantor


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------


                           [Signature Pages Continue]

The undersigned hereby executes this Amendment solely to acknowledge and agree to be bound by the amended provisions of Article IX, but in no way by becoming a signatory hereto shall the undersigned become obligated for the repayment of the Loans, Obligations or the payment of any other sum referred to herein or in any Loan Document or incur any liability as a Borrower or Guarantor hereunder or under any Loan Document or have any Obligation to pledge any of its assets pursuant to the Loan Documents. Notwithstanding the foregoing, the parties hereto agree that the occurrence of any event with regard to KNOLOGY of Georgia, Inc. that would constitute a Default or Event of Default if such event occurred with respect to any other Loan Party shall constitute a Default or Event of Default, if applicable.


[CORPORATE SEAL]              KNOLOGY OF GEORGIA, INC.


                              By:  /s/ Chad S. Wachter
                                  ----------------------------
                              Name:   Chad S. Wachter
                                    --------------------------
                              Title:  Vice President, General
                                      ------------------------
                                      Counsel and Secretary
                                      ------------------------


                           [Signature Pages Continue]

                              FIRST UNION NATIONAL BANK, as Administrative Agent and Lender


                              By:  /s/ C. Mark Hedrick
                                  ----------------------------
                              Name:   C. Mark Hedrick
                                    --------------------------
                              Title: Vice Presient
                                     -------------------------